UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 20, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 20, 2011, Provectus Pharmaceuticals, Inc. (the “Company”) issued the press release that is filed as Exhibit 99.1 to this Current Report on Form 8-K, pursuant to Rule 135c promulgated by the Commission, which by this reference is incorporated herein as if copied verbatim, announcing (i) the close of Company’s unregistered offering of Units, each Unit consisting of the right to receive one share of common stock of up to five wholly-owned subsidiaries of the Company and a warrant to purchase three-fourths (3/4) of one share of the Company’s common stock, (ii) that the unregistered Offering of Units raised sufficient funds to spin-off one wholly-owned subsidiary, Pure-ific Corporation, a Nevada corporation, and (iii) that the Company intends to pursue the spin-off of the remaining four subsidiaries through a subsequent offering of Units.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2011

PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Provectus Pharmaceuticals, Inc. dated December 20, 2011, pursuant to Rule 135c